UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2022 (December 6, 2022)

EVERSOURCE ENERGY

(Exact name of registrant as specified in its charter)

Massachusetts	001-05324	04-2147929
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Cadwell Drive, Springfield, Massachusetts, 01104

(Address of principal executive offices, including zip code)

(800) 286-5000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $5.00 par value per share	ES	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of the chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of the chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5	Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)       On December 6, 2022, at a meeting of the Board of Trustees (the “Board”) of Eversource Energy (the “Company”), the Board elected Loretta D. Keane to serve as a Trustee, effective January 1, 2023. The Board also appointed Ms. Keane to serve as Vice Chair of the Audit Committee and to serve on the Finance Committee.

Ms. Keane’s initial term as a Trustee will continue until Eversource Energy’s 2023 Annual Meeting of Shareholders to be held in May 2023. Ms. Keane will receive an annual cash retainer in the amount of $120,000 for service on the Board during her term of office, including participation in all Board and Committee meetings, and an additional cash retainer in the amount of $12,500 for serving as Vice Chair of the Audit Committee. Ms. Keane will also be entitled to receive a grant under the Eversource Incentive Plan on January 16, 2023, equal to that number of Restricted Stock Units (“RSUs”) resulting from dividing $165,000 by the average closing price of Eversource Energy common shares as reported on the New York Stock Exchange for the 10 trading days immediately preceding the date of grant, rounded to the nearest whole RSU.

Ms. Keane, age 64, currently serves as the Chief Financial Officer of Arcadia Solutions, LLC.

There is no arrangement or understanding between Ms. Keane and any other person pursuant to which she was elected as Trustee. Ms. Keane does not have any transactions with related persons in which Eversource Energy is a participant that would require disclosure pursuant to Item 404(a) of Regulation S-K.

A copy of Eversource Energy’s news release announcing Ms. Keane’s election is attached as Exhibit 99.1 to the Form 8-K and incorporated herein by reference.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description
99.1	News release of the Company dated December 8, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERSOURCE ENERGY
(Registrant)

December 8, 2022	By:	/s/ James W. Hunt, III
James W. Hunt, III
Executive Vice President – Corporate Relations and Sustainability and Secretary